SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):

                                  April 3, 2001

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                                  0-25107                                   N/A
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   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)

                                 (212) 725-6550
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On April 3, 2002, Dice Inc. (the "Company") announced that it had entered into agreements (the "Agreements") with three holders of its outstanding 7% Convertible Subordinated Notes due January 25, 2005 (the "Notes"). Pursuant to the Agreements, upon certain change of control events, the Company has the right to repurchase the Notes from such holders at a price ranging from 70% to 110% of the aggregate principal amount of the Notes, plus accrued but unpaid interest thereon to the date of repurchase. The actual repurchase price to be paid will depend upon the amount received by the Company or its stockholders as a result of the relevant change of control event. In consideration for entering into the Agreements, the Company paid the holders of the Notes aggregate fees of $1,866,200. In addition, the Company repurchased from one of the holders $1,766,000 aggregate principal amount of Notes for a repurchase price equal to $1,236,200, plus accrued but unpaid interest thereon to the date of repurchase. The Company may be required to make a subsequent additional payment to such holder upon certain change of control events.

          The Company also announced that it had retained UBS Warburg as its financial advisor to evaluate strategic alternatives for the Company.

          A copy of the press release relating to the foregoing announcements is filed as an exhibit hereto. Copies of the agreements that the Company entered into with the holders of the Notes also are filed as exhibits hereto.

ITEM 7.   EXHIBITS.

          (a)  Press Release.

          (b) Option Agreement, dated as of April 3, 2002, by and among the Company, Elliott Associates, L.P. and Elliott International, L.P.

          (c) Option Agreement, dated as of April 3, 2002, by and among the Company, Cragswood, Ltd., RH Capital Profit Sharing Plan, RH Capital Associates Number One, L.P. and Robert Horwitz.

          (d) Option Agreement, dated as of April 3, 2002, by and among the Company, Merced Partners Limited Partnership and Tamarack International, Ltd.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DICE INC.
                                  (Registrant)

                                  By: /s/ Brian P. Campbell
                                     -------------------------------------------
                                     Name:  Brian P. Campbell
                                     Title: Vice President & General Counsel

Dated: April 3, 2002